UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

Weatherford International Ltd.

(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4-6 Rue Jean-François Bartholoni 1204 Geneva Switzerland		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +41-22-816-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Due to procedural delays, the 2012 year-end process was not completed in time to file our Form 10-K for the year ended December 31, 2012 (our “2012 Form 10-K”) by the prescribed due date of March 1, 2013. The Company expects to file its 2012 Form 10-K on March 4, 2013.

Weatherford does not expect any material adjustments from its year-end earnings release published February 27, 2013, including its statements about its internal controls, to be reported in its 2012 Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

By:	/s/ JOHN H. BRISCOE
Name:	John H. Briscoe
Title:	Senior Vice President and Chief Financial Officer

March 4, 2013